B A R O N

F U N D S®

Baron Energy and Resources Fund

Supplement dated February 8, 2019

to the Prospectus, Summary Prospectus and

Statement of Additional Information dated

April 30, 2018

The Board of Trustees (the “Trustees”) of Baron Select Funds has determined that it is in the best interests of the shareholders of the Baron Energy and Resources Fund (the “Fund”) to liquidate the Fund. The liquidation of the Fund is expected to be completed on or before April 29, 2019, or at such other time as may be authorized by the Trustees (the “Liquidation Date”).

Effective immediately, the Fund will cease accepting purchase orders from new or existing investors. On the Liquidation Date, the Fund will liquidate and distribute pro rata to the shareholders of record as of the close of business on the Liquidation Date such shareholders’ proportionate interest in all of the net assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund (the “Liquidation Distribution”). In connection with the liquidation, the Fund will distribute any income and/or capital gains of the Fund. The final tax year for the Fund will end on the Liquidation Date.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Baron Fund that they are eligible to purchase at any time prior to the Liquidation Date. If a shareholder has not redeemed his or her shares as of the Liquidation Date, the shareholder’s account will be automatically redeemed and proceeds, subject to any required withholding, will be sent to the shareholder at the shareholder’s address of record.

To prepare for the liquidation of the Fund, the Fund will increase its assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective. Effective immediately, BAMCO, Inc., the Fund’s investment adviser, will waive receipt of its management fee from the Fund, and Baron Capital, Inc., the Fund’s distributor, will waive receipt of its 12b-1 fee from the Fund.

Additionally, any asset reductions and increases in cash and similar instruments could adversely affect the Fund’s short-term performance prior to the Liquidation Date. The Fund will incur transaction costs, such as brokerage commissions, when selling portfolio securities as a result of its plan to liquidate the Fund. These transaction costs may adversely affect performance.

All expenses of the liquidation of the Fund (excluding portfolio transaction costs) will be borne by the Fund’s investment adviser.

Shareholders should consult their tax advisors to determine the federal, state, and other income tax consequences of the exchange of Fund shares for shares of another Baron Fund, the redemption of Fund shares or receiving the Liquidation Distribution with respect to their particular tax circumstances.

This information supplements the Prospectus, Summary Prospectus and Statement of Additional Information dated April 30, 2018. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.

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